SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     Form 8-K

                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      August 12, 2003
                                                _____________________________



                                 ALICO, INC.
___________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                           59-0906081
_____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)            Identification No.)


Post Office Box 338, La Belle, Florida                             33975
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (863) 675-2966
                                                    _________________________
























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Item 9.      Regulation FD Disclosure

The Information in this report is furnished pursuant to Item 9 of Form 8K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1033 or the Exchange Act. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


The Company has received a copy of a 7th Amendment to the Form 13D filed by Ben Hill Griffin III, Ben Hill Griffin Inc and Alico Holding LLC which indicates in Item 6 thereof the following:

	To expedite performance of the terms and conditions of the Settlement Agreement executed, following mediation proceedings, on March 29, 2001, by and among BHG III, as Trustee of the Ben Hill Griffin, Jr. Revocable Intervivos Trust No. 1 (the "Trust") and those Trust beneficiaries identified in
Amendment No. 1 to the original Schedule 13D filing undertaken by BHG III,
BHGI and BHG Investments (the "Settlement Agreement"), on June 11, 2003
BHG III,individually and as trustee of the Trust, BHGI, BHG Investments
(prior to consummation of the Merger) and certain beneficiaries of the Trust entered into a supplemental settlement agreement (the "Griffin Agreement"), which set forth certain actions to be performed by BHG III, as Trustee, to facilitate the performance of a separate supplemental settlement agreement that had been executed on June 5, 2003, by and among other of the Trust's beneficiaries and members of their respective families (the "2003 Mediated Settlement Agreement"). The purpose of both the Griffin Agreement and the
2003 Mediated Settlement Agreement, each resulting from further mediation, was to finally settle all disputes among the parties to the Mediation Settlement Agreement, thereby facilitating final performance of the Settlement
Agreement.   Although the terms of the Griffin Agreement and the 2003 Mediated
Settlement Agreement were consistent with the terms of the Settlement Agreement, the legal effectiveness of each was conditioned upon court approval. On August 6, 2003, an Order Approving Supplemental Mediation Settlement Agreements was entered by the Tenth Judicial Circuit Court in and for Polk County, Florida, Case No. GC-G-0054, approving the Griffin Agreement and the 2003 Mediated Settlement Agreement as being in the best interests of all persons having any interest in the Trust and authorizing BHG III, as trustee, to perform all of the actions required of him under each agreement. Those actions will, following receipt of a favorable private letter ruling from the Internal Revenue Service, result in the transfer and assignment of the Alico Shares to a Florida corporation to be formed and initially owned by Alico Holding and the subsequent transfer and assignment of substantially all shares of that corporation's issued and outstanding voting stock to trusts to be formed for the benefit of BHG III's four sisters and their lineal descendants so as to cause control of Alico to shift from BHG III to such trusts.





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A copy  of the 13D/A filing may be obtained from the Securities Exchange
Commission ("SEC") by accessing the SEC's website at www.sec.gov, or by mailing a written request to the

Securities and Exchange Commission,
450 5th Street N.W., Washington, D.C. 20549,
Room 1300, Attention:  Public Reference,

which request must include a daytime phone number and address and state that the person making the request is willing to pay for copying and mailing charges, or by contacting the SEC's Public Reference office at (202) 942-4095.


                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALICO, INC.
                                             (Registrant)




	                                   /s/ W. BERNARD LESTER
August 12, 2003                       By________________________________
__________________	               W. Bernard Lester, President
Date					         (Signature)



























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